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                                                                   Exhibit 10.34

                             FIRST AMENDMENT TO THE
                         ARGO-TECH CORPORATION EMPLOYEE
                    STOCK OWNERSHIP PLAN EXCESS BENEFIT PLAN


         WHEREAS, Argo-Tech Corporation has established the Argo-Tech Corporation Employee Stock Ownership Plan Excess Benefit Plan (the "Plan"), effective as of May 17, 1994; and

         WHEREAS, Argo-Tech Corporation, with the consent of each Participant (as such term is defined in the Plan), deems it desirable to amend the Plan;

         NOW, THEREFORE, effective as set forth below, the Plan is hereby amended as follows:

                                       I.

         Section 3.02 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 3.02. GAIN (LOSS) ADJUSTMENTS. A Participant's Excess Benefit Account shall be deemed to have been invested at all times in Employer Securities. Accordingly, the balance of a Participant's Excess Benefit Account shall be credited with gain or other earnings (or debited with loss) equal to the gain or other earnings (or loss) the balance would have experienced had it, at all times commencing on the date amounts were first allocated to such account, been invested entirely in Employer Securities. If a cash dividend is paid with respect to Employer Securities allocated to a Participant's Excess Benefit Account, the Company shall allocate to the Excess Benefit Account of each such Participant Employer Securities with a fair market value equal to the amount of such dividends which are attributable to the Employer Securities allocated to such Excess Benefit Account."

                                      II.

         Section 3.04 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 3.04. PAYMENT OF EXCESS BENEFIT ACCOUNT. Subject to the following paragraphs of this Section, the Excess Benefit Account of a Participant shall, to the extent vested, be paid to the Participant, or the Beneficiary of such Participant in the event of his death before receipt of all benefits to which he is entitled hereunder in respect of his Excess Benefit Account, by the Company in a single lump sum distribution in shares of Employer Securities in accordance with the following paragraphs of this Section, PROVIDED, HOWEVER, that if the applicable charter or bylaws restrict ownership of substantially all shares of Employer Securities to Employees and the Trust, as described in Code Section 409(h)(2), the Company shall make the distribution of a Participant's Excess Benefit Account entirely in cash.


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         (a)      Each Participant's Excess Benefit Account shall be paid, in the form provided above, as soon as practicable after the first date the Participant's account under the ESOP becomes distributable thereunder.

         (b) To the extent that a distribution of Employer Securities from the Plan would, if distributed from the ESOP, be subject to
                  Section 7.05 of the ESOP (because such securities are not at the time of the distribution readily tradable on an established market), the Participant's Excess Benefit Account shall be paid at the same time and in the same manner as if the amount credited to his Excess Benefit Account were shares of Employer Securities credited to his Account under the ESOP on the first date a distribution of such Employer Securities from the Participant's Account under the ESOP occurs. In addition, any exercise of the put option under Section 7.05 (and related provisions) of the ESOP with respect to Employer Securities distributed from the ESOP with respect to the Participant's Account under the ESOP shall be deemed to be an exercise of the put option as to Employer Securities distributed under the Plan.

         (c) To the extent that a distribution of Employer Securities from the Plan would, if distributed from the ESOP, be subject to
                  Section 7.07 of the ESOP (because such securities are not at the time of the distribution readily tradable on an established market), the Participant or his Beneficiary shall be subject to Section 7.07 (and related provisions) of the ESOP.

                                      III.

         This First Amendment shall be effective as of December 17th, 1998, but only with respect to Participants who agree to the terms hereof and to be bound hereby in such manner as is prescribed reasonably by the Company.

         IN WITNESS WHEREOF, the Company, pursuant to an order of its Board of Directors, has executed this First Amendment to the Argo-Tech Corporation Employee Stock Ownership Plan Excess Benefit Plan on December 17, 1998.

                             ARGO-TECH CORPORATION


                             By: /s/ Michael S. Lipscomb
                                 ___________________________________
                                   Title:   President

                             And: /s/ Frances S. St. Clair
                                 ___________________________________
                                   Title:   Chief Financial Officer